                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                                COTELLIGENT, INC.
                (Name of Registrant as Specified In Its Charter)
          ------------------------------------------------------------


          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------

(5)  Total fee paid:

     ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------
     (3)  Filing Party:

     --------------------------------------------------
     (4)  Date Filed:

     --------------------------------------------------

                                COTELLIGENT, INC.

                              100 THEORY, SUITE 200
                            IRVINE, CALIFORNIA 92612

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held ______________, 2003

To the Stockholders:

     The Annual Meeting of Stockholders of Cotelligent, Inc. ("Cotelligent" or the "Company") will be held at __________________ in Irvine, California on the ____ day of _____________ at ________, Pacific Daylight Saving Time, for the following purposes:

     1. To elect one director to serve for the term specified in the attached proxy statement and until his or her successor is elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record as of the close of business on ______________, 2003 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, located at 100 Theory, Suite 200, Irvine, CA 92612.

                           By Order of the Board of Directors


                           Curtis J. Parker
                           Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary

Irvine, California
______________, 2003

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. YOU MAY ALSO GRANT YOUR PROXY BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK PERSONALLY EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                                COTELLIGENT, INC.
                              100 THEORY, SUITE 200
                            IRVINE, CALIFORNIA 92612

                                 PROXY STATEMENT

                                  INTRODUCTION

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Cotelligent, Inc., a Delaware corporation (the "Company" or "Cotelligent"), for use only at the 2003 Annual Meeting of Stockholders (the "Annual Meeting") to be held at __________________________ in Irvine, California on the ____ day of _____________, 2003 at _____, Pacific Daylight Saving Time, and at any adjournment thereof. The approximate date on which this Proxy Statement and accompanying Proxy will first be given or sent to stockholders is ______________, 2003.

     Each Proxy executed and returned by a stockholder may be revoked at any time thereafter by written notice to that effect to the Company, attention of the Assistant Secretary, before the Annual Meeting, or to the Assistant Secretary or the Inspector of Election at the Annual Meeting, or by execution and return of a later-dated Proxy, except as to any matter voted upon before such revocation.

     A proxy card is enclosed for your use. The proxy card contains instructions for responding either by telephone, by Internet or by mail. Any Proxy, if received in time, properly signed and not revoked, will be voted in accordance with the specifications made and, where no specifications are given, in the discretion of the proxy holders, such Proxies will be voted:

     o For the election of one director to serve for the term specified in the attached Proxy Statement or until his or her successor is duly elected or qualified.

In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. Management of the Company is not aware of any other matters to be presented for action at the meeting.

                        RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on ______________, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The outstanding stock of the Company on ______________, 2003 consisted of 15,068,855 shares of Common Stock, each of which is entitled to one vote. Shares of Common Stock held by the Company are not voted.

     The presence, in person or by Proxy, of the holders of a majority of the shares of Common Stock of the Company entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at such meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Assuming a quorum, the nominees receiving a plurality of the votes of the shares of the Common Stock present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors will be elected as directors.

     With regard to the election of the directors, only shares that are voted in favor of the director nominee will be counted towards the achievement of a plurality. Votes that are withheld and broker non-votes, if any, will have no effect on the outcome of the election of the directors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of ______________, 2003 information regarding the beneficial ownership of the Common Stock of the Company by (i) each person known to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each named executive officer and each officer named in the Summary Compensation Table and (iv) all executive officers and directors as a group. All persons listed have an address c/o the Company' s principal executive offices and have sole voting and investment power with respect to their shares unless otherwise indicated.


                                                                          Shares Beneficially Owned
                                                                          -------------------------
Name                                                                       Number           Percent
------------------------------------------------------------------------------------ --------------
James R. Lavelle (1)                                                      1,305,308           8.4%
Daniel E. Jackson (2)                                                     1,099,473           7.2%
Anthony M. Frank (3)                                                        182,156           1.2%
Curtis J. Parker (4)                                                        142,242              *
Debra J. Richardson (5)                                                      10,000              *
Skiritai Capital LLC (6)                                                    807,000           5.4%
All executive officers and directors as a group (5 persons) (7)           2,739,179          17.1%

*Less than 1%

(1) Includes 400,000 shares issuable upon exercise of options exercisable within 60 days of ______________, 2003.
(2) Includes 250,000 shares issuable upon exercise of options exercisable within 60 days of ____________, 2003.
(3) Includes 110,000 shares issuable upon exercise of options exercisable within 60 days of ____________, 2003.
(4) Includes 136,250 shares issuable upon exercise of options exercisable within 60 days of ____________, 2003.
(5) Includes 10,000 shares issuable upon exercise of options exercisable within 60 days of _____________, 2003.
(6) The address of the stockholder is 655 Montgomery Street, Suite 1438, San Francisco, California, 94111. Data obtained from the stockholder's Schedule 13D filed with the Securities and Exchange Commission on June 24, 2002.
(7) Includes 906,250 shares issuable upon exercise of options exercisable within 60 days of ____________, 2003.

                             ELECTION OF DIRECTORS

     The number of directors on the Board of Directors is currently fixed at three. Pursuant to the Company's Certificate of Incorporation and By-laws, the Board of Directors is divided into three classes, Class I, Class II and Class III, serving staggered three-year terms. One class of directors is elected at each annual meeting of stockholders to serve for the following three years. Currently there is one Class I director whose term expires in 2005, one Class III director whose term expires in 2004, and one Class II director whose term will expire at the Annual Meeting. James R. Lavelle was elected as a Class II director and Mr. Lavelle has been nominated for election to the Board of Directors to serve for a term expiring at the Annual Meeting in 2006 and until his successor has been duly elected and qualified.

     The persons named as proxies in the accompanying proxy, or their substitutes, will vote for such nominee at the Annual Meeting. If, for any reason not currently known, the nominee is not available for election, another person or persons who may be nominated will be voted for in the discretion of the proxy holders.

     The following sets forth information concerning the nominee for election to the Board of Directors, including his name, age, principal occupation or employment during at least the past five years and the period during which such person has served as a director of the Company.

                 NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS

          For a Three-Year Term Expiring at the Annual Meeting in 2006:

     James R. Lavelle is 52 years old and is the founder, Chairman of the Board and Chief Executive Officer of the Company. Mr. Lavelle has served as Chief Executive Officer since he founded the Company in 1993. From inception of the Company until August 1995, Mr. Lavelle was also Chairman of the Board of the Company, a position that he reassumed in April 1996. From 1985 to 1993, he was a business consultant specializing in strategic marketing and organization development. From 1983 to 1985, Mr. Lavelle was Senior Manager and Director of Management Consulting Services for the San Francisco office of KPMG Main Hurdman, an international accounting firm. Prior to that, he was Manager of Management Consulting Services in the San Francisco office of Price Waterhouse LLP, an international accounting firm. Mr. Lavelle has a bachelor's degree from University of California at Santa Barbara and a Master of Business Administration degree from Santa Clara University.

The Board of Directors unanimously recommends that you vote FOR the election of James R. Lavelle as a director of the Company.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

            Member whose term expires at the Annual Meeting in 2004:

     Anthony M. Frank is 72 years old and is a director of the Company. He joined the Company in that capacity in March 1993. In September 1994, Mr. Frank became co-founding General Partner and Chairman of Belvedere Capital Partners, the general partner of the California Community Financial Institutions Fund, the primary purpose of which is investing in California community banks. From 1992 to 1994, Mr. Frank was an independent financial consultant and venture capitalist. From March 1988 to March 1992, Mr. Frank served as the Postmaster General of the United States. From 1971 until 1988, he served as Chairman and Chief Executive Officer of First Nationwide Bank. Mr. Frank is a graduate of Dartmouth College and the Tuck School of Business and was an overseer of the Tuck School of Business. He is also a director of several companies, including The Charles Schwab Corporation, Crescent Real Estate Equities Ltd., Temple Inland Corporation and Bedford Properties Investors.

            Member whose term expires at the Annual Meeting in 2005:

     Debra J. Richardson is 48 years old, and joined the Company as a director in August 2001. Dr. Richardson joined the faculty at UC Irvine in 1987, where she researches formal quality analysis and testing methods, has developed leading edge tools, and worked with several companies in adopting technology to improve the quality of critical software systems. She is currently director of the Microelectronics Innovation and Computer Research Opportunities (MICRO), one of the

University of California's Industry-Cooperative Research Programs, and is a founding member of the UC Institute for Software Research. Dr. Richardson holds the Ted and Janice Smith Family Foundation Endowed Chair. Dr. Richardson earned a Doctorate of Philosophy and a Master of Science in Computer and Information Science from the University of Massachusetts, Amherst, and received a Bachelor of Arts degree in mathematics from Revelle College of the University of California, San Diego.

                     OTHER EXECUTIVE OFFICERS OF THE COMPANY

Name                   Age       Position
----                   ---       --------
Daniel E. Jackson       42       President and Chief Operating Officer

Curtis J. Parker        48       Executive Vice President, Chief Financial
                                 Officer, Treasurer & Assistant Secretary

     Daniel E. Jackson is 42 years old and is President and Chief Operating Officer of the Company. Mr. Jackson served as a director of the Company from September 1999 until May 2002. Mr. Jackson was promoted to the position of President and Chief Operating Officer in July 2000. Mr. Jackson served as Executive Vice President, Chief Financial Officer and Treasurer from June 1999 until July 2000. From September 1995 until June 1999, Mr. Jackson served in the capacities of Executive Vice President, Corporate Development and General Counsel. Mr. Jackson served as Secretary from September 1996 until September 1997 and as Chief Financial Officer from November 1996 until January 1998. From 1994 to 1995, Mr. Jackson served as Vice President and General Counsel of an affiliate of Notre Venture Capital, Ltd., a partnership specializing in industry consolidation transactions. Prior to that, he was Corporate Counsel and Secretary of Sanifill, Inc., an environmental services company, from its founding in 1990 through 1994. From 1986 until 1990, Mr. Jackson was an associate at Morgan, Lewis & Bockius LLP in New York, where he practiced law in the areas of securities and mergers and acquisitions. Mr. Jackson received a Bachelor of Science degree in business administration from The Ohio State University and a Juris Doctor degree from the University of Pennsylvania.

     Curtis J. Parker is 48 years old and is Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary of the Company. From November 1996 until December 2000, Mr. Parker served as Vice President and Chief Accounting Officer. From January 1996 until March 1996, he served as a consultant to the Company and was appointed Corporate Controller in March 1996. From 1988 through 1995, Mr. Parker was employed by Burns Philp Food Inc., a manufacturer of food products, where he rose to the position of Vice President - Finance for the Industrial Products Division. Mr. Parker has a Bachelor of Commerce degree from the University of British Columbia and is a Certified Public Accountant licensed in Washington State.

                        BOARD ORGANIZATION AND COMMITTEES

     During the fiscal year ended December 31, 2002, the Board held fourteen meetings. Each of the directors attended at least 93% of the meetings of the Board and the committees on which he or she served during the fiscal year ended December 31, 2002.

     The Board of Directors has established committees to perform certain of its functions, including the Audit Committee, the Compensation Committee and the Executive Committee. The functions of each of these committees, and its members, are set forth below.

Audit Committee

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting practices and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Board of Directors adopted a written charter for the Audit Committee on May 3, 1999, which was revised on October 6, 2000. During the fiscal year ended December 31, 2002, the Audit Committee met five times. The Audit Committee currently consists of Anthony M. Frank and Debra J. Richardson. Edward E. Faber was a member of the Audit Committee until his resignation from the Board of Directors on May 8, 2002. The Board of Directors has determined that all current members of the Audit Committee are independent, in accordance with the listing standards of the New York Stock Exchange.

Compensation Committee

     The Compensation Committee advises and makes recommendations to the Board with respect to salaries and bonuses to be paid to officers and other employees of the Company. The Compensation Committee also administers the Company' s 1998 Long-Term Incentive Plan, the 2000 Long Term Incentive Plan and the 1999 Leveraged Stock Purchase Plan. During the fiscal year ended December 31, 2002, the Compensation Committee met seven times. The Compensation Committee currently consists of Anthony M. Frank and Debra J. Richardson.

Executive Committee

     The Executive Committee serves as the nominating committee of the Board and generally handles other matters that are time critical and cannot be handled in a reasonable manner by the entire Board. The Executive Committee reviews the size and composition of the Board of Directors, apportions the directors into classes and makes recommendations with respect to nominations for election of directors. The Executive Committee will consider recommendations from stockholders for nominees to serve as directors if such proposals are submitted in writing in accordance with the advance notice provisions of our By-laws to the Company, 100 Theory, Suite 200, Irvine, California, 92612, Attention:
Executive Committee. During the year ended December 31, 2002, this committee did not meet. With the exception of the nomination of James R. Lavelle for election to the Board of Directors which was acted upon by Anthony M. Frank and Debra J. Richardson, the full Board acted upon all actions within the authority of the Executive Committee.

                              DIRECTOR COMPENSATION

     Each director who is not an employee of the Company receives an annual retainer fee of $20,000. Directors serving on a committee receive an annual fee of $2,000 per committee membership, while directors serving on a committee as chairperson receive an annual fee of $2,500 per committee chaired.

     Each non-employee director receives an automatic annual option grant under the 1998 Long-Term Incentive Plan to acquire 5,000 shares of Common Stock on the date of each of the Company's annual meetings held after September 9, 1998. All of such options have or will have an exercise price equal to the fair market value of the Common Stock on the date of grant, are or will be exercisable immediately except as limited by the rules and regulations of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will expire ten years from the date of grant. Directors are also reimbursed for out-of-pocket expenses incurred for attending meetings of the Board of Directors or committees thereof, or for other expenses incurred in their capacity as directors.

                             AUDIT COMMITTEE REPORT

     The following is the Audit Committee's report submitted to the Board of Directors for the fiscal year ended December 31, 2002.

     The Audit Committee has:

     o Approved the appointment of KPMG LLP as the Company's independent auditors;

     o Agreed with management's recommendation to have KPMG LLP re-audit the financial statements for the nine months ended December 31, 2000 and the year ended December 31, 2001 and to, consequently, amend and restate its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001 as well as amend and restate its Quarterly Report on Form 10Q/A for the three months ended March 31, 2002;

     o Reviewed and discussed the Company's audited financial statements for the year ended December 31, 2002 with management;

     o Discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

     o Received from KPMG LLP the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors the selection of KPMG LLP as the Company's independent auditors.

     Audit Fees: The aggregate fees billed for services rendered for the audit of the Company' s annual financial statements (including all the Company's subsidiaries) for the year ended December 31, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $272,800. The aggregate fees billed for services rendered for the audit and restatement of the Company's annual financial statements (including all the Company's subsidiaries) for the nine months ended December 31, 2000 and the year ended December 31, 2001 as included on Form 10-K/A were $720,536. KPMG did not render any non-audit services to the Company for the year ended December 31, 2002.

                                            Audit Committee

                                            Anthony M. Frank (Chair)
                                            Debra J. Richardson

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report of the Compensation Committee of the Board of Directors of Cotelligent shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act, or under the Exchange Act, and shall not be deemed filed under either the Securities Act or the Exchange Act except to the extent that Cotelligent specifically incorporates this information by reference.

Overview

     The key components of executive officer compensation are salary, bonus and equity-based awards.

     The members of the Compensation Committee hold primary responsibility for determining executive officer compensation levels, subject to the terms of executive employment agreements. The Compensation Committee is composed entirely of independent outside directors of Cotelligent, none of whom are or have been officers or employees of Cotelligent. The Compensation Committee has adopted a compensation philosophy intended to align compensation with Cotelligent's overall business strategy. The philosophy guiding the executive compensation program is designed to link executive compensation and stockholder value. The goals of the program are to:

     o Compensate executive employees in a manner that aligns the employees' interests with the interests of the stockholders;

     o    Encourage continuation of Cotelligent's entrepreneurial spirit;

     o    Reward executives for successful long-term strategic management;

     o    Recognize outstanding performance; and

     o    Attract and retain highly qualified and motivated executives.

     The Compensation Committee believes that Cotelligent's executive compensation program should consist primarily of base salaries, performance bonuses and equity-based awards. The Compensation Committee has structured these compensation elements to motivate and reward executive management for performance that builds long-term stockholder value. In particular, base salaries and discretionary bonuses have been designed to give Cotelligent's executives the potential to earn in excess of competitive industry compensation if certain subjective and objective operating and performance goals for Cotelligent are achieved. Moreover, the Compensation Committee will continue granting Cotelligent's executives and other key employees stock options and/or other equity-based awards at current market value. Such options have no monetary value to the executives unless and until the market price of Cotelligent's Common Stock increases. In this manner, Cotelligent's executives will be compensated as stockholder value increases. The Compensation Committee anticipates that discretionary bonus payments and option grants made during the fiscal year ended December 31, 2002 and thereafter were and will be based on multiple subjective and objective measurements and criteria linked to building long-term stockholder value.

     The cash compensation paid to Cotelligent's executive officers during the fiscal year ended December 31, 2002 was in accordance with arms-length negotiations between Cotelligent and such executive officers. Stock option grants were based on arms-length negotiations with the respective grantees and were approved by the Compensation Committee.

Chief Executive Officer's Compensation

     Mr. James R. Lavelle, the Company's Chairman and Chief Executive Officer, is a party to a three-year employment agreement which was negotiated at arms-length and became effective on January 5, 2000. This employment agreement supercedes prior employment agreements that the Company had entered into with Mr. Lavelle. Mr. Lavelle's employment agreement provides for a minimum base salary of $450,000 (subject to increase by the Compensation Committee) and the right to receive annually discretionary incentive bonuses provided by the Compensation Committee and to receive stock option grants at the discretion of the Compensation Committee. Mr. Lavelle may also participate in Cotelligent's Long-Range Incentive Bonus Plan.

     Mr. Lavelle was eligible for, but did not receive, a bonus during the fiscal year ended December 31, 2002 of up to 100% of his base salary based upon the achievement of performance objectives measured by certain quantitative and qualitative criteria. Quantitative criteria consisted of: the stock price performance; the earnings per share for the fiscal year; the operating profits for the fiscal year; the market capitalization of the Company; and the number of stock analysts covering the Company. Qualitative criteria consisted of: the progress of the Company's branding program; Company restructuring; the integration of acquired companies; management of executive personnel; and investor relations.

     This report is submitted by the members of the Compensation Committee.

                                         Compensation Committee

                                         Anthony M. Frank (Chair)
                                         Debra J. Richardson

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All of the members of the Compensation Committee are non-employee directors of the Company and are not former officers of the Company or its subsidiaries. No executive officer of the Company serves as a member of the board of directors or on the compensation committee of a corporation for which any of the Company's directors serving on the Compensation Committee or on the Board of Directors of the Company is an executive officer.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding the compensation earned by or awarded to the Chief Executive Officer and remaining executive officers of the Company for the fiscal year ended December 31, 2002, the fiscal year ended December 31, 2001, and the twelve month period ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                                 Long Term
                                                                                                Compensation
                                                         Annual Compensation                       Awards
                                   --------------------------------------------------------------------------
                                      Fiscal                                                      Options/
Name and Principal Position           Year      Salary($) (1)        Bonus($)    Other($)         SARs(#)
-------------------------------------------------------------------------------------------------------------
James R. Lavelle                      2002           353,207             0      1,700(2)                 0
 Chairman and Chief Executive         2001           379,166             0      1,700(2)           400,000
 Officer                              2000           450,000             0      1,700(2)                 0
                                                                               18,000(3)

Daniel E. Jackson                     2002           298,405             0      1,700(2)                 0
 President and Chief Operating        2001           320,120             0      5,470(4)
 Officer                              2000           375,000             0      1,700(2)           250,000
                                                                                5,470(4)
                                                                                1,700(2)                 0
                                                                               18,000(3)
                                                                                5,470(4)

Curtis J. Parker                      2002           142,489             0      1,425(2)                 0
 Executive Vice President, Chief      2001           166,500             0      1,665(2)           275,000
 Financial Officer, Treasurer and     2000           175,000       100,000      1,600(2)            25,000
 Assistant Secretary

(1) Base salary earned.
(2) Represents matching contributions by the Company under the Company's 401(k) Plan.
(3) Represents payments made as an automobile allowance.
(4) Imputed interest on below market loans.  See "Certain Transactions."

Stock Option Grants Table

     The following table sets forth, as to the executive officers named in the Summary Compensation Table, information related to the grant of stock options pursuant to the Company's 1998 Long-Term Incentive Plan during the fiscal year ended December 31, 2002.

           OPTIONS GRANTED IN THE FISCAL YEAR ENDED DECEMBER 31, 2002


                                                Individual Grants
                             ----------------------------------------------------------
                                Number of          Percentage of         Exercise or   Potential Realizable Value At
                                Securities         Total Options       Base Price Per  Assumed Annual Rates of Stock
                                Underlying          Granted to         Share ($/Share) Price Appreciation For Option
            Name             Options Granted     Employees in the                                Term ($)
                                                 fiscal year ended
                                                 December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                           5%                 10%
                                                                                      -------------       ------------
James R. Lavelle                    0                     0                 $0             0                  0
Daniel E. Jackson                   0                     0                 $0             0                  0
Curtis J. Parker                    0                     0                 $0             0                  0

Stock Option Exercises and Year End Values Table

The following table shows, as to the executive officers named in the Summary Compensation Table, information with respect to the unexercised options to purchase Common Stock granted under the 1995 and 1998 Long-Term Incentive Plans and held as of December 31, 2002.

                     VALUE OF OPTIONS AT DECEMBER 31, 2002

                            Number of
                             Shares        Value     Number of Securities Underlying      Value of Unexercised
                            Acquired      Realized       Unexercised Options Held         In-the-Money Options
                           On Exercise      ($)            at December 31, 2002         at December 31, 2002 ($) (1)
                         --------------------------------------------------------------------------------------------
Name                                                  Exercisable     Unexercisable   Exercisable    Unexercisable
--------------------------                          -----------------------------------------------------------------
James R. Lavelle                0            0          400,000                  0      48,000                 0
Daniel E. Jackson               0            0          250,000                  0      30,000                 0
Curtis J. Parker                0            0          129,375            170,625      15,700            30,000

(1) Options are "in-the-money" if the closing market price of the Company's Common Stock exceeds the exercise price of the options. The value of the unexercised options represents the difference between the exercise price of such options and the closing market price ($0.37) of the Company's Common Stock on the OTC Bulletin Board on December 31, 2002.

Equity Compensation

The following table sets forth, as of December 31, 2002, outstanding awards and shares remaining available for future issuance under the Company's compensation plans under which equity securities are authorized for issuance (excluding 401(k) plans and similar tax-qualified plans).

                                                   (a)                         (b)                      (c)
                                           Number of securities        Weighted-average      Number of securities
                                        to be issued upon exercise    exercise price of     remaining available for
                                         of outstanding options,    outstanding options,     future issuance under
                                           warrants and right       warrants and rights     equity compensation plans
                                        --------------------------  --------------------    -------------------------
Plan Category
Equity compensation plans approved
  by security holders                           1,201,028                     $0.37                  1,816,473 (1)
Equity compensation plans not
  approved by security holders (2)              3,257,498                     $0.32                not determinable
                                                ---------
Total                                           4,458,526                     $0.33                not determinable
                                                =========

-------------------------
(1) Includes 1,453,315 shares of Common Stock remaining available for future issuance under the Company's 1998 Long-Term Incentive Plan. Under the 1998 Long-Term Incentive Plan, an aggregate of 18% of the then outstanding shares of Common Stock are available for awards under such plan. The number of securities remaining available for future issuance also includes 363,158 shares of Common Stock remaining available for future issuance under the Company's 1999 Leveraged Stock Purchase Plan.

(2) The 2000 Long-Term Incentive Plan (the "2000 Plan") was adopted by the Company's Board of Directors on August 11, 2000, but was not approved by stockholders. Awards under the 2000 Plan may be granted by the Compensation Committee of the Board of Directors (or such other committee designated by the Board of Directors to administer the 2000 Plan) and may include: (i) non-qualified options to purchase shares of Common Stock; (ii) stock appreciation rights ("SARs"), whether in conjunction with the grant of stock options or independent of such grant, or stock appreciation rights that are only exercisable in the event of a change in control of the Company or upon other events; (iii) restricted stock, consisting of shares that are subject to forfeiture based on the failure to satisfy employment-related restrictions; (iv) deferred stock, representing the right to receive shares of stock in the future; (v) bonus stock and awards in lieu of cash compensation; (vi) dividend equivalents, consisting of a right to receive cash, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments; or (vii) other awards not otherwise provided for, the value of which are based in whole or in part upon the value of the Common Stock. Unless otherwise determined by the Compensation Committee, all outstanding awards under the 2000 Plan will generally become fully exercisable or vested upon a "change in control" of the Company. The Compensation Committee has the discretion to establish all of the terms and conditions of awards under the 2000 Plan and to interpret the terms of the 2000 Plan. There is no limit on the maximum number of shares of Common Stock that may be awarded under the 2000 Plan. The 2000 Plan may be amended, altered, suspended, discontinued, or terminated by the Board of Directors at any time.

                 EMPLOYMENT AGREEMENTS; COVENANTS-NOT-TO-COMPETE

     Mr. James R. Lavelle, Cotelligent's Chairman and Chief Executive Officer, is a party to a three-year employment agreement effective January 5, 2000 which, unless terminated or not renewed by him, continues thereafter on a year-to-year basis on the same terms and conditions. Mr. Lavelle's employment agreement provides that, in the event of termination of employment by the Company without cause, he shall be entitled to receive from the Company an amount equal to (i) three times the minimum base salary, as defined in the employment agreement, plus (ii) three times his most recent annual bonus (not including any payments made under Cotelligent's Long-Range Bonus Incentive Plan), without regard to whether he obtains subsequent employment. Mr. Lavelle shall be deemed to have been terminated without cause by Cotelligent, if, among other things, Cotelligent fails to elect and continue Mr. Lavelle as Chief Executive Officer or Chairman or to nominate him for re-election as a member of the board of directors unless Mr. Lavelle is terminated for good cause. In addition, his employment agreement provides that, in the event of a change in control of the Company where he has not received at least five days' notice of such change in control, he will be deemed to have been terminated without cause and shall be entitled to compensation as described in the preceding sentence. Additionally, in such event he will not be bound by any non-compete terms in his employment agreement, as discussed below. If given at least five days notice of such change in control, he may elect to terminate his employment agreement and collect the respective compensation provided above.

     Mr. Daniel E. Jackson, Cotelligent's President and Chief Operating Officer, is a party to a two-year employment agreement effective January 25, 2000 which, unless terminated or not renewed by him, continues thereafter on a year-to-year basis on the same terms and conditions. Mr. Jackson's employment agreement provides that, in the event of termination of employment by the Company without cause, he shall be entitled to receive from the Company an amount equal to (i) two times the minimum base salary, as defined in the employment agreement, plus
(ii) two times his most recent annual bonus (not including any payments made under Cotelligent's Long-Range Bonus Incentive Plan), without regard to whether he obtains subsequent employment. On October 2, 2002, the Compensation Committee approved an increase in the amount of severance Mr. Jackson would be entitled to receive under his employment agreement in the event of termination of employment by the Company without cause to an amount equal to (i) three times the minimum base salary, as defined in the employment agreement, plus (ii) three times his most recent annual bonus (not including any payments made under Cotelligent's Long-Range Bonus Incentive Plan), without regard to whether he obtains subsequent employment. His employment agreement provides that, in the event of a change in control of the Company where he has not received at least five days' notice of such change in control, he will be deemed to have been terminated without cause and shall be entitled to compensation as described in the preceding sentence. Additionally, in such event he will not be bound by any non-compete terms in his employment agreement, as discussed below. If given at least five days notice of such change in control, he may elect to terminate his employment agreement and collect the respective compensation provided above.

     In the event of a change in control, Mr. Lavelle and Mr. Jackson are entitled to reimbursement for any excise taxes the employee incurs under Section 4999 of the Internal Revenue Code, as well as any interest or penalties related to the excise tax and any entitlements outside of the employment agreement that are described in Section 280G(b)(2)(A)(i) of the Internal Revenue Code. In the employment agreements of both, a "Change in Control" is deemed to occur if: (1) any person or entity, other than the Company, a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company, or an employee benefit plan of Company or a subsidiary of Company, acquires directly or indirectly Beneficial Ownership (as defined in Rule 13d-3 of the Exchange
Act) of any voting security of the Company and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 30% or more of the total voting power of all of the then-outstanding voting securities of the Company; (2) a change in the composition of the individuals on the Board of Directors as a result of which fewer than one-half of the incumbent directors are directors who either
(a) had been directors of Company on the date 24 months prior to the date of the event that constitutes a change in control (the "original directors") or (b) were elected, or nominated with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; (3) the consummation of a merger or consolidation of Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of Company immediately prior to such merger, consolidation or other reorganization; or (4) the sale, transfer or other disposition of all or substantially all of the Company's assets.

     The employment agreements of Mr. Lavelle and Mr. Jackson contain a covenant-not-to-compete with the Company for a period of two years immediately following the termination of employment; or, in the case of a termination without cause, for a period of one year following the termination of his employment; or, in the case of a Change in Control in which he is not given at least five days' notice of such Change in Control, the covenant not-to-compete does not apply for any period of time. If any court of competent jurisdiction determines that the scope, time or territorial restrictions contained in the covenant are unreasonable, the covenant-not-to-compete shall be reduced to the maximum period permitted by such court. The compensation to which Mr. Lavelle or Mr. Jackson is entitled, as the case may be, shall nonetheless be paid to him.

     Mr. Lavelle's employment agreement calls for a minimum base salary of $450,000. With Mr. Lavelle's consent, annual base salary paid for the fiscal year ended December 31, 2002 was $353,207. For the fiscal year ended December 31, 2002, he was eligible for, but did not receive, a bonus based upon achieving certain performance objectives and upon the operating results of the Company, which objectives and results had been established by the Compensation Committee. Pursuant to the Long-Range Bonus Incentive Plan, Mr. Lavelle is eligible for bonuses in fiscal years 2003 and 2006 based upon the operating results of the Company.

     Mr. Jackson's employment agreement calls for a minimum base salary of $375,000. With Mr. Jackson's consent, annual base salary paid for the fiscal year ended December 31, 2002 was $298,405. For the fiscal year ended December 31, 2002, he was eligible for, but did not receive, a bonus based upon achieving certain performance objectives and upon the operating results of the Company, which objectives and results had been established by the Compensation Committee. Pursuant to the Long-Range Bonus Incentive Plan, Mr. Jackson is eligible for bonuses in fiscal years 2003 and 2006 based upon the operating results of the Company.

     Mr. Curtis J. Parker, as Cotelligent's Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, is a party to a one-year employment agreement effective December 19, 2000 which was extended for a two-year period as of December 19, 2001 and then, unless terminated by either party or not renewed by him, continues thereafter on a year-to-year basis, in each case on the same terms and conditions. Mr. Parker's employment agreement provides that, in the event of termination of employment by the Company without cause, he shall be entitled to receive from the Company an amount equal to (i) one times the Market Based Salary, as defined in the employment agreement, plus
(ii) one times his most recent annual bonus, without regard to whether he obtains subsequent employment. His employment agreement provides that, in the event of a Change in Control of the Company where he has not received at least five days' notice of such change in control, he will be deemed to have been terminated without cause and shall be entitled to compensation as described in the preceding sentence. Additionally, in such event he will not be bound by any non-compete terms in his employment agreement, as discussed below. If given at least five days' notice of such change in control, he may elect to terminate his employment agreement and collect the respective compensation provided above.

     The employment agreement of Mr. Parker contains a covenant-not-to-compete with the Company for a period of one year immediately following the termination of employment; or, in the case of a termination without cause, for a period of six months following the termination of his employment; or, in the case of a Change in Control in which the he is not given at least five days' notice of such Change in Control, the covenant not-to-compete does not apply for any period of time. If any court of competent jurisdiction determines that the scope, time or territorial restrictions contained in the covenant are unreasonable, the covenant-not-to-compete shall be reduced to the maximum period permitted by such court. The compensation to which Mr. Parker is entitled shall nonetheless be paid to him.

     Mr. Parker's employment agreement provides for a minimum base salary of $180,000 per year. With Mr. Parker's consent, annual base salary paid for the fiscal year ended December 31, 2002 was $142,489. For the fiscal year ended December 31, 2002, he was eligible for, but did not receive, a discretionary bonus of up to fifty percent (50%) of the amount of his base salary provided by the Compensation Committee.

                                PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock from March 31, 1998 through December 31, 2002, with the cumulative total return on the Russell 2000 Index and the NASDAQ Composite Index. The comparison assumes $100, as of February 14, 1996, the date of the Company's initial public offering (the "Offering") was invested in the Company' s Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, as applicable. Cotelligent's Offering price of $9.00 was used as the beginning price of the Common Stock. Dates on the following chart represent the last day of the indicated fiscal year. Cotelligent has paid no dividends during the periods shown.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


                                    [GRAPH]

                           March 31,       March 31,         March 31,       December 31,     December 31,       December 31,
   Company/Index             1998            1999              2000             2000              2001               2002
   -------------             ----            ----              ----             ----              ----               ----
Cotelligent, Inc.           $329.17          $98.61            $64.59           $10.42            $2.89              $4.11
Russell 2000 Index          $149.47         $123.65           $167.63          $150.36          $151.90            $119.12
NASDAQ Composite            $168.30         $225.67           $419.26          $226.51          $178.82            $122.45
Index

                              CERTAIN TRANSACTIONS

     From May 1996 through early July 1996, the Company advanced to Daniel E. Jackson, President and Chief Operating Officer, $250,000 to facilitate relocation of his residence to Northern California. Of the amount due, there is a remaining balance of $82,500. The remaining balance is evidenced by a demand note. The note is non-interest bearing and the principal balance was originally due July 15, 2001 or upon termination of employment if prior to the due date. The note to cover relocation was extended by a vote of the Compensation Committee of the Board of Directors on October 29, 2000 for three years to July 15, 2004. Since the beginning of the 2000 fiscal year, the Company has also advanced to Mr. Jackson an aggregate amount of approximately $480,000, evidenced by five separate unsecured demand promissory notes, three dated August 11, 1999, one dated September 30, 1999, and one dated November 23, 1999. The purpose of such advances was to cover margin calls made on brokerage accounts held by Mr. Jackson. On May 5, 2000, Mr. Jackson repaid $68,270 of principal and $31,730 of interest. The notes, although due on demand, were issued with original due dates in 2001. These notes were also extended by a vote of the Compensation Committee of the Board of Directors on October 29, 2001 for three years to October 29, 2004. The interest rates on these notes remained unchanged at rates between 7.75% and 8.75%. Payment of the notes is accelerated if the Company's Common Stock reaches certain sustained target levels.

     On March 31, 1996, the Company advanced to James R. Lavelle, Chairman of the Board and Chief Executive Officer of the Company, $37,902, evidenced by an unsecured demand promissory note bearing interest annually at a rate of 6%. The entire amount of such advance remains outstanding. Since the beginning of the 2000 fiscal year, the Company has also advanced to Mr. Lavelle an aggregate amount of $619,000, evidenced by seven separate unsecured demand promissory notes. The purpose of such advances was to cover margin calls made on brokerage accounts held by Mr. Lavelle. On May 1, 2000, Mr. Lavelle repaid $15,330 of principal and $34,670 of interest. The notes, although due on demand, were issued with original due dates in 2001. The notes were extended by a vote of the Compensation Committee of the Board of Directors on October 29, 2001 for three years to October 29, 2004. The interest rates on these notes remain unchanged at rates between 7.75% and 8.25%. Payment of the notes is accelerated if the Company's Common Stock reaches certain sustained target levels.

     On September 8, 1999, the stockholders approved the Cotelligent, Inc. 1999 Leveraged Stock Purchase Plan (the "LSPP") which authorizes the purchase of shares of Common Stock by eligible employees who are selected by the Compensation Committee of the Board to participate in the LSPP on terms and conditions determined by the Compensation Committee. Since the LSPP's inception through March 31, 2000, Mr. Lavelle has been issued 750,000 shares of Common Stock and Mr. Jackson has been issued 736,842 shares of Common Stock. Shares issued under the LSPP resulted in notes receivable from Mr. Lavelle for $2,671,875 at 5.93% interest, and from Mr. Jackson for $2,625,000 at 5.93%
interest. The total principal amount of the notes remains outstanding. The notes
(1) are secured by the pledge of Common Stock issued; (2) are full recourse as to the employee, except that in the case of death, disability, termination by the Company without cause or a change of control of the Company, recourse against the employees is limited to the pledged stock; and (3) have a term of five years from date of issuance, provided that if the stock is sold, the loan shall be prepaid, and if the stock is not sold, the loan may not be prepaid. The Common Stock issued under the LSPP is restricted from sale in the open market for a period of two years from the date of issuance, provided, however, that in the case of death, disability, termination by the Company without cause or change of control of the Company, the Common Stock may be sold and the proceeds used to repay the loan.

                             APPOINTMENT OF AUDITORS

     The Board of Directors has appointed the firm of KPMG LLP, independent certified public accountants, as auditors of the Company for the year ending December 31, 2003. Representatives of KPMG are expected to be present at the 2003 Annual Meeting. They will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions from stockholders.

     On July 10, 2002, the Company dismissed its independent auditors, Arthur Andersen LLP, and engaged the services of KPMG, as its new independent auditors for its fiscal year ended December 31, 2002. The Audit Committee of the Board of Directors authorized the dismissal of Arthur Andersen and the immediate engagement of KPMG. Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2001, and the subsequent interim period through July 10, 2002, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in item 304(a)(1)(v) of Regulation S-K. During the years ended December 31, 2001 and December 31, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

               COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by the Company with respect to the fiscal year ended December 31, 2002, James R. Lavelle and Daniel E. Jackson each filed a late Form 5 reporting a single transaction under a Company stock option exchange program. Curtis J. Parker also filed late a Form 5 reporting six transactions: one related to the grant of common stock, four related to the grant of stock options and one related to the exchange of stock options. Edward E. Faber, formerly a director of the Company, filed late a Form 5 reporting three transactions: two related to the grant of stock options and one related to the exchange of stock options. Anthony M. Frank filed late a Form 5 reporting four transactions: three related to the grant of stock options and one related to the exchange of stock options. Debra J. Richardson also filed late a Form 3 and a Form 5 reporting two transactions related to the grant of stock options. Except for these late filings, to the best of the Company's knowledge, all other Section 16(a) filing requirements have been satisfied.

                              STOCKHOLDER PROPOSALS

     Stockholders who intend to present proposals at the 2004 Annual Meeting under SEC Rule 14a-8 must insure that such proposals are received by the Secretary of the Company not later than ______________, 2004. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company's 2004 proxy materials. In order for a proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of SEC Rule 14a-4 (c), such proposal must comply with the advance notice provisions of our By-laws.

     The advance notice provisions of our By-laws require that, in order to be properly brought before the 2004 Annual Meeting, a stockholder's notice of the matter the shareholder wishes to present must be delivered to the Secretary of the Company not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our By-laws must be received no earlier than ______________, 2004 nor later than ______________, 2004.

     On March 11, 2003, we received written notice in accordance with the advance notice provisions of our By-laws, that a stockholder of the Company intends to nominate a director for election at the upcoming 2003 Annual Meeting. In the event there is a solicitation in opposition of our nomination for director, the Company intends to disseminate additional materials.

                                    GENERAL

     Management does not intend to bring any business before the meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

     A copy of the Company's most recent Annual Report on Form 10-K is available on the Company's web site at www.cotelligent.com or can be made available without charge upon written request to: Cotelligent, Inc., 100 Theory, Suite 200, Irvine, California, 92612, Attention: Investor Relations Administrator.

                               OTHER INFORMATION

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person, by telephone, telecopy or other means, or by Directors, officers and regular employees of the Company who will not receive additional compensation for such solicitations. The Company has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies. Proxy cards and materials will also be distributed to beneficial owners of Common Stock through brokers, custodians, nominees and other like parties, and the Company expects to reimburse such parties for their charges and expenses.

                              Curtis J. Parker
                              Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
                              Irvine, California
                              _______________, 2003

                                   DETACH HERE

                                COTELLIGENT, INC.

                    PROXY SOLICITED ON BEHALF OF THE BOARD OF
                         DIRECTORS OF COTELLIGENT, INC.

                              100 THEORY, SUITE 200
                            IRVINE, CALIFORNIA 92612

The undersigned hereby appoints Daniel E. Jackson, Curtis J. Parker and Steven
C. Machiorlette and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote your shares of Cotelligent, Inc. Common Stock at the Annual Meeting of Stockholders of Cotelligent, Inc. to be held on ______________, ______________, 2003, at [______], Pacific Daylight Saving Time
at [______________], California, and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed on the reverse hereof by the Stockholder. IF NO DIRECTION IS MADE ON THIS MATTER, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. YOU MAY ALSO GRANT YOUR PROXY BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK PERSONALLY EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

              CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE

SEE REVERSE                                                      SEE REVERSE
   SIDE                                                             SIDE

Vote by Telephone

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683)

Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2.   Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3.   Enter your Voter Control Number located on your Proxy Card above your name.

4.   Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!

Vote by Internet

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2.   Go to the Website http://www.eproxyvote.com/cgzt

3.   Enter your Voter Control Number located on your Proxy Card above your name.

4.   Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/cgzt anytime!

    Do not return your Proxy Card if you are voting by Telephone or Internet

                                   DETACH HERE

         Please mark
[X]      votes as in
         this example.

The Board of Directors recommends a vote for the Director.

1. Election of Directors.

   Nominee: (01)     James R. Lavelle (three-year term)

                    FOR         WITHHELD
                  NOMINEE     FROM NOMINEE
                    [ ]           [ ]


                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                    Please sign this Proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature: ____________________________   Date: ______________

Signature: ____________________________   Date: ______________